United States Steel Corporation Fourth Quarter and Full Year 2015 Earnings Conference Call and Webcast January 27, 2016 © 2011 United States Steel Corporation Exhibit 99.1

Forward-looking Statements This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” and “Supplementary Data - Disclosures About Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2014, and those described from time to time in our future reports filed with the Securities and Exchange Commission. 2 United States Steel Corporation

Adjusted EBITDA – Total Corporation $ Millions Flat-Rolled EBITDA $ Millions U. S. Steel Europe EBITDA $ Millions 4Q 2015 2Q 2015 1Q 2015 1Q 2015 2Q 2015 3Q 2015 Note: For reconciliation of non-GAAP amounts see Appendix 2Q 2015 1Q 2015 3Q 2015 Fourth Quarter and Full Year 2015 Results 3 United States Steel Corporation Tubular EBITDA $ Millions 1Q 2015 2Q 2015 4Q 2015 Positive adjusted EBITDA under difficult market conditions 3Q 2015 FY 2015 4Q 2015 FY 2015 3Q 2015 FY 2015 4Q 2015 FY 2015 Positive adjusted EBITDA despite lowest utilization rate since 2009 Imports remain a challenge for all of our segments Note: Corporate adjusted EBITDA also includes Other Businesses and postretirement benefit expense

Cash from Operations $ Millions 3Q 2015 2Q 2015 1Q 2015 FY 2015 4Q 2015 Total Estimated Liquidity $ Millions YE 2014 YE 2013 YE 2012 YE 2015 Cash and Liquidity 4 United States Steel Corporation Cash and Cash Equivalents $ Millions Net Debt $ Millions YE 2012 YE 2013 YE 2014 YE 2015 YE 2012 YE 2013 YE 2014 YE 2015 Maintaining strong cash and liquidity a strategic priority Disciplined capital spending Efficient working capital management Strong cash and liquidity position a competitive advantage

5 Carnegie Way 55% 12% United States Steel Corporation A strong performance in 2015 and a strong start in 2016 $815 million of Carnegie Way benefits realized in 2015 2015 is now the new base year for comparison $250 million of carryover impact in 2016 from projects that were implemented at various points throughout 2015 •Flat-Rolled $647 •Tubular $ 44 •U. S. Steel Europe $115 •Other Businesses $ 9

Carnegie Way Transformation Improving Earnings Power 6 United States Steel Corporation 2015 vs. 2014 Flat-Rolled EBITDA 2015 vs. 2014 $ Millions 2014 EBITDA Commercial Costs & Other Income 2015 EBITDA Price ($1,071) Volume ($2,303) $1,716 $647 $1,166 $155 $61/ton ̶ Carnegie Way Benefits Carnegie Way

7 Carnegie Way transformation Phase 1: Earning the right to grow in search of: • Economic profits • Customer satisfaction and loyalty • Process improvements and focused investment Phase 2: Driving profitable growth with: • Innovation and Technology • Differentiated customer solutions • Focused M&A Strategic Approach United States Steel Corporation

8 United States Steel Corporation Business Update Steelmaking facilities Flat-Rolled finishing facilities Iron ore mining facilities Tubular facilities U. S. Steel Europe Operating updates

9 United States Steel Corporation Flat-Rolled Record-setting auto sales in 2015 at 17.47 million vehicles Construction spend is up nearly 11% through November, compared to 2014 Major unit shipments up over 6% in 2015 according to the Assc. of Home Appliance Manufacturers (AHAM) Service center carbon flat-rolled inventory at 3 months supply due to low shipments; flat-rolled inventory down 12.5% in 2015 Imports remain high U. S. Steel Europe V4* car production is expected to grow 10% and 0.2% in 2015 and 2016, respectively Appliance growth in Central Europe expected to outperform EU average growth in 2015. EU appliance market projected to grow 3% and 2% in 2015 and 2016, respectively EU construction activity is expected to grow 1.5% and 2.5% in 2015 and 2016, respectively Tubular During 4Q, import share of OCTG apparent market demand is projected to exceed 39% December 2015 OCTG inventory is approximately 7-8 months of supply WTI oil prices down 10% from 3Q Market Updates Major industry summary and market fundamentals * Visegrad Group – Czech Republic, Hungary, Poland and Slovakia

10 United States Steel Corporation 2016 Outlook 2016 Adjusted EBITDA Guidance At current market conditions, which include spot prices, import volumes and supply chain inventory levels, we would expect 2016 adjusted EBITDA to be near breakeven. As overall market conditions improve we would expect adjusted EBITDA to improve consistent with the pace and magnitude of any improvement in market conditions. We expect improved results for Other Businesses, primarily from real estate. We expect lower pension and other benefits costs. At current market conditions, we expect approximately $500 million of cash benefits from working capital in 2016, primarily related to better inventory management.

United States Steel Corporation Fourth Quarter and Full Year 2015 Earnings Conference Call and Webcast Q & A January 27, 2016 © 2011 United States Steel Corporation United States Steel Corporation 11

© 2011 United States Steel Corporation Appendix 12 United States Steel Corporation

EBIT $ Millions Average Realized Prices $ / Ton 1Q 2015 2Q 2015 3Q 2015 Fourth Quarter and Full Year 2015 Flat-Rolled Segment 1Q 2015 2Q 2015 3Q 2015 Shipments Net tons (Thousands) 1Q 2015 2Q 2015 4Q 2015 13 United States Steel Corporation EBITDA $ Millions 1Q 2015 2Q 2015 3Q 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 3Q 2015 FY 2015

EBIT $ Millions Average Realized Prices $ / Ton 1Q 2015 2Q 2015 3Q 2015 Fourth Quarter and Full Year 2015 Tubular Segment 1Q 2015 2Q 2015 3Q 2015 Shipments Net tons (Thousands) 1Q 2015 2Q 2015 3Q 2015 14 United States Steel Corporation EBITDA $ Millions 1Q 2015 2Q 2015 3Q 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 4Q 2015 FY 2015

EBIT $ Millions Average Realized Prices $ / Ton 1Q 2015 2Q 2015 3Q 2015 Fourth Quarter and Full Year 2015 U. S. Steel Europe Segment 1Q 2015 2Q 2015 3Q 2015 Shipments Net tons (Thousands) 1Q 2015 2Q 2015 3Q 2015 15 United States Steel Corporation EBITDA $ Millions 1Q 2015 2Q 2015 3Q 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 4Q 2015 FY 2015 4Q 2015 FY 2015

16 Major end-markets summary Flat-Rolled Segment United States Steel Corporation Automotive 2015 auto sales set a new record at 17.47 million vehicles; up 3% versus 2014. Inventories finish year at same 61 days of vehicles; NAFTA built inventory slightly lower. 2016: N.A. production forecast up to 17.7 million; USA sales forecasted to exceed 2015 volume. Industrial Equipment Construction equipment demand steady, and expected to benefit from regional USA weather events. Mining equipment demand remains low due to lower international commodity prices and currency. 2016 railcar demand & backlogs remain steady, but no appreciable increase forecasted. Tin Plate AISI reports that apparent consumption of tin mill products through October is down 3.2%. However, domestic mill shipments are off -13.1% YTD. Imports up 14% in 2015 and now account for 40% of U.S. tin mill market. Appliance 2015 major unit shipments increased 6.3% y-o-y, with December registering 10.3% y-o-y growth, according to the Association of Home Appliance Manufacturers (AHAM); 2016 shipment outlook not yet available, but should follow positive trend expected for residential construction growth. Pipe and Tube Structural tubing demand steady supporting construction and distribution. Line pipe project activity decreased in 4Q15 and early 1Q16, due to budgeting and lower energy prices. No meaningful improvement expected for welded OCTG in 2016. Construction YTD USA construction square footage contract awards through Nov up 4% versus 2014 but uneven across the industry; Residential up 12% in 2015, yet Non-Residential down 10%. US Housing Starts up 10.5% in Nov to a SAAR of 1.17 million; 8 consecutive months > 1 million. YTD construction spend is up 10.7% versus 2014, but unexpectedly fell 0.4% in Nov. Service Center MSCI Carbon Flat Rolled shipments in 2015 fell over 7%; both Hot Rolled and Coated the big declines. Months supply of flat roll inventory still high at 3 months based on low shipping volumes; however, carbon flat rolled inventory was reduced by 12.5%, or 772,600 tons, during 2015. Total steel products trended similarly to carbon flat rolled, with lower y-o-y shipments, and a large inventory reduction during 2015. Sources: Wards / McGrawHill - Dodge / Customer Financial Reports / MSCI US Dept of Commerce / AHAM / AISI / Railway Age / AIA / Blue Chip / Focus Economics

17 Market industry summary Tubular Segment United States Steel Corporation Sources: Baker Hughes, US Energy Information Administration, Preston Publishing, Internal Oil Directed Rig Count The oil directed rig count averaged 567during 4Q, a decrease of 14% q-o-q. There are currently 510 active oil rigs. Gas Directed Rig Count The natural gas directed rig count averaged 186 during 4Q, a decrease of 11% q-o-q. There are currently 127 active natural gas rigs. Natural Gas Storage Level Currently 3.3 Tcf, 24% above year-ago levels and 17% above the five year average. Oil Price The West Texas Intermediate oil price averaged $41.94 per barrel during 4Q, down $5 or 10% from 3Q. Natural Gas Price The Henry Hub natural gas price averaged $2.12 per million Btu during 4Q, down $0.65 q-o-q. Imports During 4Q, import share of OCTG apparent market demand is projected to exceed 39%. OCTG Inventory December 2015 OCTG inventory is estimated to be between 7 - 8 months of supply.

18 Major end-markets summary United States Steel Corporation U. S. Steel Europe Segment Sources: Eurofer, USSK Marketing, IHS, BDS Automotive In 4Q, EU car production reached 4.4 million units, an increase of 5.4% y-o-y. Total EU 2015 car production is forecasted to end up 6.7% higher to 18 million units. In 1Q 2016, EU car production is expected to amount to 4.9 million units, an increase of 3.6% y-o-y. Total EU 2016 car production is forecasted to grow by 1.8% to roughly 18.3 million units. V4 car production is anticipated to increase by 12% y-o-y in 4Q and for the full year 2015 we expect 10% growth y-o-y to 3.3 million units. In 1Q 2016, we expect V4 car production to normalize and to amount to 0.9 million units, a decrease of 2.9% y-o-y. Total V4 2016 car production is forecasted to grow by 0.2% to roughly 3.31 million units. Appliance In 4Q, the EU appliance sector declined by 3% y-o-y. Overall 2015 EU domestic appliances market is projected to grow by 3% y-o-y. Key players pushing trend up were Germany, France and Italy with stable economic and residential property sectors. In 1Q 2016 we expect growth of 4% y-o-y; 2016 projection is 2% y-o-y growth. Central Europe will continue to achieve slightly higher performance compared to the EU average. Tin Plate Although 4Q consumption fell 9.5% q-o-q, the drop was much lower then in the previous couple of years. Hence the 2015 consumption of tinplate is expected to reach 3.9 million MT or 3.8% y-o-y growth. No major improvement in the EU tinplate market is expected for 2016 as the imports from Asia are becoming more aggressive; we may see some shift of purchased volumes from the EU producers to Asian importers, especially in middle-range can makers segment. Construction The economic recovery in the EU remained broadly on track in 2H 2015. Performance of the construction subsectors remained primarily driven by the residential market. Total EU construction activity is forecast to rise by 1.5% in 2015. The outlook for 2016 is for a further improvement of sector fundamentals. Lower oil prices and an improving labor market combined with expected easing in access to and cost of financing should also lead to improving non-residential demand. All in all, output in 2016 is expected to rise by 2.5% y-o-y after a forecasted 0.4% increase for 1Q 2016. Service Centers Data for 4Q signals that ex-stock sales of flat rolled products improved compared with the monthly average of 3Q. As inventories did not change significantly, there was a slight reduction of the inventory-sales ratio.

U. S. Steel Commercial – Contract vs. Spot Contract vs. spot mix – twelve months ended December 31, 2015 Firm 32% Market Based Quarterly * 20% Flat-Rolled Market Based Monthly * 13% Tubular U. S. Steel Europe Spot 26% Cost Based 9% Contract: 74% Spot: 26% Firm 39% Market Based Quarterly* 2% Spot 38% Cost Based 11% Program 49% Contract: 62% Spot: 38% Market Based Monthly* 10% Spot 51% Program: 49% Spot: 51% United States Steel Corporation 19 Market Based Semi-annual * <1% *Annual contract volume commitments with price adjustments in stated time frame

20 United States Steel Corporation Other Items Capital Spending 2015 actual $500 million 2016 estimate $350 million Depreciation, Depletion and Amortization 2015 actual $547 million 2016 estimate $495 million Pension and Other Benefits Costs 2015 actual $251 million 2016 estimate will be provided after ratification of collective bargaining agreements Pension and Other Benefits Cash Payments (excluding voluntary pension contributions) 2015 actual $189 million 2016 estimate will be provided after ratification of collective bargaining agreements

21 Global OSHA Recordable Incidence Rates 2010 through 2015 United States Steel Corporation Safety Performance Rates Frequency of Injuries (per 200,000 manhours) Data for 2010 forward includes Lone Star Tubular Operations, Bellville Tubular Operations, Rig Site Services, Tubular Processing Houston, Offshore Operations Houston, and Wheeling Machine Products. Data for 2011 forward includes Transtar. Data for 2010 through 2011 includes U. S. Steel Serbia. 15% Improvement 2010 to 2015 Global Days Away From Work Incidence Rates 2010 through 2015 29% Improvement 2010 to 2015

Flat-Rolled $ Millions Tubular $ Millions Note: For reconciliation of non-GAAP amounts see Appendix Carnegie Way Transformation Improving Earnings Power 22 United States Steel Corporation 2014 EBITDA Commercial Costs & Other Income 2015 EBITDA 2014 EBITDA Commercial Costs & Other Income 2015 EBITDA 2015 vs. 2014 Segment EBITDA U. S. Steel Europe $ Millions 2014 EBITDA Commercial Costs & Other Income 2015 EBITDA $1,166 Price ($1,071) Volume ($2,303) $1,716 $155 $327 Price ($128) Volume ($1,685) $1,327 ($115) $228 Price ($631) Volume $92 $358 $115 $162 $647 $44 $61/ton ̶ Carnegie Way Benefits $26/ton ̶ Carnegie Way Benefits $74/ton ̶ Carnegie Way Benefits Carnegie Way Carnegie Way Carnegie Way

23 United States Steel Corporation Net Debt Net Debt ($ millions) FY 2015 FY 2014 FY 2013 FY 2012 Short-term debt and current maturities of long-term debt $45 $378 $323 $2 Long-term debt, less unamortized discount 3,116 3,120 3,616 3,936 Total Debt $3,161 $3,498 $3,939 $3,938 Less: Cash and cash equivalents 755 1,354 604 570 Net Debt $2,406 $2,144 $3,335 $3,368 Reconciliation of net debt

24 United States Steel Corporation Adjusted Results ($ millions) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Reported net earnings (loss) ($1,508) ($999) ($173) ($261) ($75) Loss on shutdown of coke production facilities 65 ─ ─ ─ 65 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) 53 ─ 53 ─ ─ Losses associated with U. S. Steel Canada Inc. 145 ─ 10 135 ─ Granite City Works temporary idling charges 99 99 ─ ─ ─ Impairment of equity investment 18 18 ─ ─ ─ Loss on retirement of senior convertible notes 36 36 ─ ─ ─ Deferred tax asset valuation allowance 766 766 ─ ─ ─ Restructuring and other charges (b) 64 47 7 10 ─ Adjusted net earnings (loss) ($262) ($33) ($103) ($116) ($10) Reconciliation of reported and adjusted net earnings (b) Consists primarily of employee related costs, including costs for severance, supplemental unemployment benefits and continuation of health care benefits. (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the flat-rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

25 United States Steel Corporation Adjusted Results ($ per share) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Reported diluted EPS (LPS) ($10.32) ($6.83) ($1.18) ($1.79) ($0.52) Loss on shutdown of coke production facilities 0.44 ─ ─ ─ 0.45 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) 0.37 ─ 0.36 ─ ─ Losses associated with U. S. Steel Canada Inc. 0.99 ─ 0.07 0.93 ─ Granite City Works temporary idling charges 0.68 0.68 ─ ─ ─ Impairment of equity investment 0.12 0.12 ─ ─ ─ Loss on retirement of senior convertible notes 0.25 0.25 ─ ─ ─ Deferred tax asset valuation allowance 5.24 5.23 ─ ─ ─ Restructuring and other charges (b) 0.44 0.32 0.05 0.07 ─ Adjusted diluted EPS (LPS) ($1.79) ($0.23) ($0.70) ($0.79) ($0.07) Reconciliation of reported and adjusted diluted EPS (b) Consists primarily of employee related costs, including costs for severance, supplemental unemployment benefits and continuation of health care benefits. (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the flat-rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

26 United States Steel Corporation Adjusted Results ($ millions) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Reported (loss) earnings before interest and income taxes (EBIT) ($1,055) ($306) ($170) ($392) ($187) Depreciation expense 547 129 136 138 144 EBITDA (508) (177) (34) (254) (43) Loss on shutdown of coke production facilities 153 ─ ─ ─ 153 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) 91 ─ 91 ─ ─ Losses associated with U. S. Steel Canada Inc. 271 ─ 16 255 ─ Granite City Works temporary idling charges 99 99 ─ ─ ─ Impairment of equity investment 18 18 ─ ─ ─ Restructuring and other charges (b) 78 47 12 19 ─ Adjusted EBITDA $202 ($13) $85 $20 $110 Reconciliation of adjusted EBITDA (b) Consists primarily of employee related costs, including costs for severance, supplemental unemployment benefits and continuation of health care benefits. (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the flat-rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

27 United States Steel Corporation Adjusted Results Segment EBITDA – Flat-Rolled ($ millions) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 FY 2014 Segment EBIT ($237) ($88) ($18) ($64) ($67) $709 Depreciation $392 $90 99 99 104 457 Segment EBITDA $155 $2 $81 $35 $37 $1,166 Reconciliation of segment EBITDA Segment EBITDA – Tubular ($ millions) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 FY 2014 Segment EBIT ($179) ($64) ($50) ($66) $1 $261 Depreciation 64 16 14 17 17 66 Segment EBITDA ($115) ($48) ($36) ($49) $18 $327 Segment EBITDA – U. S. Steel Europe ($ millions) FY 2015 4Q 2015 3Q 2015 2Q 2015 1Q 2015 FY 2014 Segment EBIT $81 $6 $18 $20 $37 $133 Depreciation $81 20 21 20 20 95 Segment EBITDA $162 $26 $39 $40 $57 $228